EXHIBIT 10.38

                                 EMPLOYMENT AGREEMENT
                                 --------------------

               AGREEMENT made as of October 1, 1988, by and between JACK

          ECKERD CORPORATION, a Delaware corporation (the "Company") and

          JAMES M. SANTO, residing at 5113 South Nichols Street, Tampa,

          Florida 33611, (the "Employee").

               WHEREAS, upon terms and subject to the conditions of this

          Agreement, the Company desires to employ the Employee and the

          Employee is willing to accept employment by the Company.

               NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Employment.
               ----------

                    Upon the terms and subject to the conditions of

          this Agreement, the Company hereby employs the Employee and the

          Employee hereby accepts employment by the Company in the capacity hereinafter set forth.

          2.   Term of Employment.
               ------------------

               The term of the Employee's employment by the Company under this Agreement shall commence on the date hereof and shall be for a term of twelve (12) months, subject to extension and termina-

          tion as provided in Section 8 hereof (the "Contract Period").

          3.   Duties; Extent of Services.
               --------------------------

                    (a)  During the Contract Period, the Employee shall

          serve as Vice President Legal Affairs of the Company or in such
                   ----------------------------

          other executive capacity as shall be determined from time to time by the Board of Directors of the Company and shall perform the duties, undertake the responsibilities and exercise the authority customarily performed, undertaken and exercised by a person in such position in the businesses in which the Company is engaged.

                    (b)  Except as otherwise provided herein and except for

          illness, permitted vacation periods and permitted leaves of absence during the Contract Period, the Employee shall (i) devote his full time and attention during normal business hours to the business of the Company and its subsidiaries; (ii) use his best efforts to promote the Company's and its subsidiaries' interests;

          and (iii) discharge such other and further executive and adminis-

          trative duties as may be assigned to him by the Board of Direc-

          tors of the Company and its subsidiaries.

                    (c)  Except for directorships held by the Employee on

          the date of this Agreement, during the Contract Period the

          Employee will not, without the prior written consent of the

          Company's Board of Directors, serve as a director of any corpora-

          tion, joint venture, association or other commercial enterprise not controlled by, controlling or under common control with, the

          Company and its subsidiaries.



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          4.   Compensation.
               ------------

                    (a)  In consideration of the services rendered by the

          Employee under this Agreement, the Company shall pay the Employee a base annual salary (the "Base Salary") in the amount of

          $134,000 (or such higher amount as the Board of Directors of the

          Company shall determine) payable monthly on the fifteenth (15th)

          of each month during the Contract Period.

                    (b)  During the Contract Period, as additional compensa-

          tion for his services and as a further incentive and inducement to the Employee to accept employment by the Company and to devote his best efforts to the business and affairs of the Company and its subsidiaries, the Company shall pay to the Employee addition-

          al compensation (the "Bonus Compensation") in the following amounts:

                         (i)  The Company shall pay, or shall cause to be

                    paid, to the Employee the payments described in the

                    letter agreement dated April 30, 1986 between the

                    Company and the Employee, the form of which is attached

                    hereto as Exhibit A; and

                         (ii) The Employee shall be entitled to participate

                    in the Company's Key Management Bonus Plan (KMBP), 3-

                    Year Bonus Plan (3-Year Bonus) and such other plans as

                    may be in effect from time to time as determined by the

                    Board of Directors of the Company from time to time.




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









                    (c)  The Company agrees that the Employee shall be

          entitled to defer some portion or all of his Base Salary for any calendar year in accordance with the provisions of the Company's

          Executive Deferred Compensation Plan as adopted by the Board of

          Directors.

          5.   Fringe Benefits.
               ---------------

                    In addition to the compensation provided in Section 4

          above, during the Contract Period the Employee shall be entitled to the following benefits:

                    (a)  The Employee shall be entitled to paid vacation

          time annually in accordance with the Company policy as determined by the Board of Directors.

                    (b)  The Employee shall be entitled to participate in

          all employee benefit programs now or hereafter maintained by the

          Company for executive personnel for which he is eligible, includ-

          ing, without limitation, group life insurance, short and long-

          term disability, profit sharing, pension, automobile allowance or leasing, stock option (subject to approval by the Board of

          Directors), supplemental retirement income (subject to approval by the Board of Directors), hospitalization and medical and dental reimbursement plan or program, his participation in such programs to be based upon the applicable provisions of such programs as they may exist from time to time.

          6.   Expenses.
               --------

                    The Company shall pay or reimburse the Employee for all

          reasonable expenses reasonably incurred or paid by him in connec-

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







          tion with the performance of his duties hereunder upon presen-

          tation of expense statements or vouchers and such other support-

          ing documentation as the Company may from time to time reasonably request.

          7.   Benefits Payable Upon Disability, Death, or Retirement.
               ------------------------------------------------------

                    (a)  In the event of the disability (as hereinafter de-

          fined) of the Employee during the Contract Period, the Company shall continue to pay the Employee the compensation provided in

          Section 4 hereof during the period of his disability or earlier termination hereof; provided, however, that in the event the
                              --------

          Employee is disabled for a continuous period exceeding six (6)

          consecutive calendar months, the Company may, at its election,

          terminate this Agreement at the close of business on the date thirty (30) days after the Company shall have delivered a written notice of such election to the Employee, in which event the

          Employee shall be entitled to receive benefits under the Company's

          Long Term Disability Plan as such plan may exist as of the date of termination of this Agreement.

                              As used in this Agreement, the term "disabil-

          ity" shall mean the inability of the Employee due to illness or physical or mental infirmity to perform his duties under this




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









          Agreement as determined by a physician selected by the Employee and acceptable to the Company.

                    (b)  During the period the Employee shall be entitled

          to receive payments under Section 7(a) above, to the extent that he is physically and mentally able to do so, he shall, upon the request of the Company, furnish information and assistance to the

          Company, and, in addition, upon reasonable request of Senior

          Management or the Board of Directors, he shall make himself available to the Company to undertake reasonable assignments consistent with the dignity, importance and scope of his position and his physical and mental health.

                    (c)  In the event of the death of the Employee during

          the Contract Period, the Company shall pay, or cause to be paid,

          to the Employee's designated beneficiary or beneficiaries or estate or legal representatives, the payment due pursuant to the terms of the group term insurance policies together with such other death benefits as may be payable under the Company's benefit plans.

                    (d)  In the event of the retirement of the Employee on

          his Normal Retirement Date (as such term is defined in the

          Company's Pension Plan) in addition to such retirement benefits that are available to the Employee upon retirement pursuant to the Company's retirement benefit plans, the Company shall reduce the principle amount of the Employee's aggregate obligation under


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          the Employee's 10% Recourse Secured Promissory Note and 10% Non-

          Recourse Secured Promissory Note dated as of April 30, 1986

          (hereinafter collectively referred to as the "Notes") by an amount equal to the amount such Notes would have been reduced had the Employee remained in the employment of the Company for a period of two (2) years from the date of retirement and shall pay the Employee an additional amount equal to the federal, state or local income taxes deemed to be payable by the Employee in respect of the reduction in the principle amount of the Notes pursuant to this clause.

          8.   Termination.
               -----------

                    (a)  Except as otherwise provided in subsection (c)

          (d)  and (e) hereof, this Agreement and the employment of the

          Employee hereunder shall terminate upon the earliest to occur of the dates specified below:

                              (i)  the close of business on September 30,

                    1989 (the "Initial Period"), except that this Agreement

                    and the employment of the Employee hereunder shall be

                    automatically extended from year to year thereafter

                    unless (x) terminated by the Company by delivery of not

                    less than 60 days written notice to the Employee prior

                    to the end of the Initial Period or any extension

                    thereof in which case the employment of the Employee

                    shall terminate on the date specified for termination


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









                    in such notice, or (y) terminated by the Employee by

                    delivery of not less than 60 days written notice to the

                    Company prior to the end of the Initial Period or any

                    extension thereof in which case the employment of the

                    Employee shall terminate on the date specified for

                    termination in such notice;

                              (ii) the close of business on the date of

                    death of the Employee;

                              (iii) the close of business on the date the

                    Company delivers to the Employee a written notice of

                    its election to terminate his employment for "cause"

                    (as defined in paragraph (b) below);

                              (iv) the close of business on the date thirty

                    (30) days after the Company shall have delivered to the

                    Employee a written notice of its intention to terminate

                    his employment because the Board of Directors has

                    determined that such termination is in the best inter-

                    ests of the Company and such termination is not for

                    cause, death, disability or failure to extend pursuant

                    to Section 8(a)(i)(x) hereof;

                              (v)  the close of business on the date of a

                    termination by the Company pursuant to Section 7(a)

                    hereof; or




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









                              (vi) the close of business the date of the

                    retirement of the Employee pursuant to Section 7(d)

                    hereof.

                    (b)  For purposes of this Agreement, the term "cause"

          shall be limited to (i) a felony conviction or (ii) the commis-

          sion of an act of fraud or embezzlement against the Company or any of its subsidiaries.

                    (c)  For purposes hereof, upon termination of this

          Agreement and employment of Employee as provided in Section 8(a)

          (i) - (vi), all obligations and liabilities of the parties hereto shall cease and be of no effect except for those liabilities and obligations provided for in Sections 7, 9, 10, and 11 hereof.

                    (d)  For purposes of clauses (i) and (iv) of Section

          8(a) above, the Employee shall be relieved of his duties and shall vacate his office and the Company's premises on the date of receipt of the notice required by such clauses unless request-

          ed by the Company to remain in the active employment of the

          Company during such period between the receipt of notice and the effective date of termination of employment.

                    (e)  Notwithstanding the provisions of this Section 8,

          the Company in its sole discretion may, in connection with the termination of all of the employment agreements dated as of this date between the Company and the Management Group (as such term is defined in the Registration Rights Agreements), terminate this


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









          Agreement upon 3 months written notice; provided, however, that if termination of this Agreement under this provision results in the termination of employment of Employee by the Company other than for cause, death, disability or retirement within one (1)

          year from the effective date of the termination of this Agreement under this clause (e), Employee shall be entitled to the benefits and shall be bound by the obligations provided in Sections 9, 10 and 11 hereof.

          9.   Payments to Employee Upon Termination of Employment.
               ---------------------------------------------------

                    (a)  Upon the termination of the Employee's full-time

          employment hereunder by the Company in accordance with clauses

          (i) (x) or (iv) of Section 8(a) of this Agreement, the Company shall pay to the Employee, or in the event of his subsequent death, to his beneficiary or beneficiaries or his estate or legal representative, as severance pay (i) an amount equal to the

          Employee's Base Salary on the date of termination for the Appli-

          cable Severance Period payable in monthly installments on the fifteenth (15th) of each month during the Applicable Severance

          Period plus (ii) a pro rata portion of the lower of (x) the bonus compensation which would have been paid to Employee pursuant to the KMBP in respect of the year of termination if he had not been terminated and (y) the amount of Bonus Compensation which would have been paid to Employee under the KMBP in such year if the

          Company had met Target as such term is defined in the KMBP plus


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









          (iii) a pro rata portion of any Bonus Compensation payable under the 3-Year Bonus Plan for any 3-year Performance Period in which

          Employee has been a participant for a period of 12 months plus

          (iv) an amount equal to the value as of the valuation date next preceding the date of termination of this Agreement of the pro rata portion of any of the Employee's shares of Class B Common

          Stock that would have become Vested Shares in respect of the year of termination if he had not been terminated.  Any payments due

          Employee hereunder with respect to the KMBP, 3-Year Bonus Plan or

          Vested Class B Stock shall be paid promptly after the determina-

          tion of such amounts.

                    (b)  Upon the termination of the Employee's full-time

          employment hereunder pursuant to (i)(x) or (iv) of Section 8(a)

          of this Agreement, the Company shall at its expense continue on behalf of the Employee the following benefits:  life insurance,

          short and long-term disability insurance, hospitalization insur-

          ance and medical and dental reimbursement plan insurance.  The coverage of any such insurance provided by the Company hereunder shall be no less favorable to the Employee, in terms of amounts and deductibles, than the coverage provided under the benefit programs maintained by the Company from time to time for the

          Company's executives.  The Company's obligation hereunder with respect to each of the foregoing benefit plans shall terminate upon the earlier of the end of the Applicable Severance Period or


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          the date the Employee obtains any such benefits pursuant to a subsequent employer's benefit plans.

                    (c)  Benefits pursuant to the Company's Profit Sharing

          and Pension Plans (and such other plans in which Employee partic-

          ipates) shall be payable to Employee in accordance with the terms of such Plans.

                    (d)  Upon the termination of the Employee's full-time

          employment hereunder by the Company in accordance with clauses

          (i)(x) or (iv) of Section 8(a) of this Agreement, the Company shall reduce the principal amount of the Employee's aggregate obligation under the Employee's 10% Recourse Secured Promissory

          Note and 10% Non-Recourse Secured Promissory Note dated as of

          April 30, 1986 by an amount equal to the amount such Notes would have been reduced had the Employee remained in the employment of the Company through the end of the Applicable Severance Period and shall pay the Employee an additional amount equal to the federal, state or local income taxes deemed to be payable by the

          Employee in respect of the reduction in the principal amount of the Notes pursuant to this clause.

                    (e)  For purposes of this Agreement, Applicable Sever-

          ance Period shall mean (i) one year (12 months) for a termination which occurs prior to the Employee's tenth (10th) anniversary of employment with the Company or (ii) one and one-half years (18




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









          months) for a termination which occurs after the Employee's tenth

          (10th) anniversary of employment with the Company.

          10.  Covenants of the Employee.
               -------------------------

                    (a)  The Employee agrees that during the Contract

          Period and for a period of time equal to (i) one year in the event of a termination of employment in accordance with clauses

          (i)(y) or (iii) of Section 8(a); (ii) two years in the event of a termination of employment in accordance with Section 7(a) or retirement in accordance with Section 7(d); or (iii) the Appli-

          cable Severance Period in the event of a termination of employ-

          ment in accordance with clauses (i)(x) or (iv) of Section 8(a),

          he will not, directly or indirectly, engage, assist or partici-

          pate in, whether as a director, officer, employee, agent, manag-

          er, consultant, partner, owner or independent contractor or other participant, any business, firm, corporation, partnership,

          enterprise or organization that through the operation of retail stores in which prescription drugs are sold competes with the business engaged or hereafter engaged in by the Company or any of its subsidiaries in the Company's or such subsidiaries' trade areas

          (for purposes hereof "trade areas" shall mean any county in any state of the United States in which retail drug stores operated by the Company and its subsidiaries are located).




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          Nothing contained herein shall prevent the Employee from acquiring less than 2% of any class of outstanding securities of any company that has any of its securities listed on a national securities exchange or traded in the over-the-counter market.

                    (b)  The Employee agrees that during the Contract

          Period and for a period of two years after the termination of this Agreement for any reason, he will not directly induce or solicit any person employed or hereafter employed by the Company or any of its subsidiaries to leave the employ of the Company or any of its subsidiaries.

                    (c)  The Employee agrees and acknowledges that the

          Confidential Information of the Company and its subsidiaries (as hereinafter defined) is valuable, special and unique to their business; that such business depends on such Confidential Infor-

          mation; and that the Company wishes to protect such Confidential

          Information by keeping it confidential for the use and benefit of the Company.  Based on the foregoing, the Employee agrees to undertake the following obligations with respect to such Confi-

          dential Information:






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                    (i)  The Employee agrees to keep any and all Confiden-

               tial Information in trust for the use and benefit of the

               Company;

                    (ii)  The Employee agrees that, except as required by

               the Employee duties or authorized in writing by the Company and its subsidiaries or required by applicable law, he will not at any time during and for a period of five (5) years

               after the termination of his employment with the Company and its subsidiaries, disclose, directly or indirectly, any

               Confidential Information of the Company or any of its sub-

               sidiaries.

                    (iii)  The Employee agrees to take all reasonable

               steps necessary, or reasonably requested by the Company and its subsidiaries, to ensure that all Confidential Informa-

               tion of the Company is kept confidential for the use and

               benefit of the Company and its subsidiaries; and

                    (iv)  The Employee agrees that, upon termination of his

               employment by the Company or any of its subsidiaries or at any other time the Company may in writing so request, he

               will promptly deliver to the Company all materials consti-

               tuting Confidential Information (including all copies there-

               of) that are in the possession of or under the control of

               the Employee.  The Employee further agrees that, if request-

               ed by the Company to return any Confidential Information


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               pursuant to this Subsection (iv), he will not make or retain any copy or extract from such materials.

                    For purposes of this Section 10(c), Confidential

          Information means any and all information developed by or for the

          Company or any of its subsidiaries of which the Employee gained knowledge by reason of his employment by the Company or any of its subsidiaries prior to the date hereof or his employment under this Agreement that is not generally known in any industry in which the Company is or may become engaged.  Confidential Infor-

          mation includes, but is not limited to, any and all information developed by or for the Company concerning plans, marketing and sales methods, materials, processes, business forms, procedures,

          devices used by the Company, its subsidiaries, suppliers and customers with which the Company had dealt prior to the Employe-

          e's termination of employment with the Company and its subsidiar-

          ies, plans for development of new products, services and expan-

          sion into new areas or markets, internal operations, and any trade secrets and proprietary information of any type owned by the Company and its subsidiaries, together with all written,

          graphic and other materials relating to all or any part of the same.

          11.  Covenant Not to Sue.
               -------------------

                    Employee hereby covenants and agrees with the Company,

          its successors and assigns forever to refrain from making,


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          instituting, pressing or in any way aiding any claim, demand,

          action or cause of action against the Company and its officers and agents arising in connection with his employment, modification of employment or termination thereof, including claims, demands,

          actions or causes of action arising under federal and state fair employment practice or discrimination laws, laws pertaining to breach of employment contract or wrongful discharge and any other federal, state or local laws relating in any way to Employee's employment with the Company or the termination thereof.  Employee further understands and agrees that this covenant not to sue applies to any and all forms of relief, whether monetary or other, which Employee might seek in connection with his employ-

          ment, modification of employment or termination thereof.  Provid-

          ed, however, that this covenant not to sue shall not prohibit

          Employee from making, instituting or pressing any claim, demand,

          action or cause of action to enforce the benefits payable to

          Employee pursuant to Sections 7 and 9 of the Agreement upon termination of employment with the Company or arising under the

          Management Subscription Agreement dated April 30, 1986 or any employee benefit plan maintained by the Company or any claim under the workman's compensation laws of any state.

                    Employee further acknowledges that as a condition

          precedent to Employee receiving any benefits under this Agree-

          ment, Employee shall complete, execute and deliver to the Company


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          at the time of his termination of employment a Release in the form of Exhibit "B" hereto which releases any and all claims that the Employee may have against the Company as of the date of termination arising under federal, state, local or common law.

          12.  Successors and Assigns.
               ----------------------

                    (a)  This Agreement shall be binding upon and shall

          inure to the benefit of the Company, its successors and assigns.

          The term "Company" as used herein shall include such successors and assigns.  The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or sub-

          stantially all the assets and business of this Company (including this Agreement) whether by operation of law or otherwise.

                    (b)  Neither this Agreement nor any right or interest

          hereunder shall be assignable by the Employee, his beneficiaries,

          or legal representatives without the Company's prior written consent; provided, however, that nothing in this Section 11 shall preclude (i) the Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) the executors, administrators, or other legal representatives of the

          Employee or his estate from assigning any rights hereunder to distributees, legatees, beneficiaries, testamentary trustees or other legal heirs of the Employee.





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






          13.  Notices.
               -------

                    Any notice required or permitted by this Agreement

          shall be given by registered or certified mail, return receipt requested, addressed to the Company at its then principal office,

          or to the Employee at his address specified on page 1 of this

          Agreement, or to either party hereto at such other address or addresses as he or it may from time to time specify for such purposes in a notice similarly given.

          14.  Governing Law; Litigation; Expenses.
               -----------------------------------

                    (a)  This Agreement shall be governed by and construed

          in accordance with the laws of the State of Florida without giving effect to the conflicts of law principles thereof.

                    (b)  The Employee and the Company hereby agree that the

          courts of the State of Florida shall have exclusive jurisdiction to hear and determine any claims or disputes pertaining to this

          Agreement or to any matter arising therefrom.  Each of the

          Employee and the Company expressly submits and consents in advance to such jurisdiction in any action commenced in such courts hereby waiving personal service of the summons and com-

          plaint or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers, may be made by registered or certified mail addressed to the Company at its then principal office or to the Employee at his address specified on page 1 of this Agreement, or to either party hereto at such other addresses as it or he from time to


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









          time specify to the other party in writing for such purpose.  The exclusive choice of forum set forth in this Section 14 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce such judgment in any appropriate jurisdiction.

                    (c)  All costs and expenses (including attorneys' fees)

          incurred in connection with any litigation relating to a claim or dispute pertaining to this Agreement shall be paid by the party incurring such expenses.

                    (d)  Nothing contained in this Section 14 shall be

          deemed to limit the Company's obligation to indemnify the Employ-

          ee to the fullest extent permitted by applicable law in respect of any actions, claims or proceedings which are based upon acts or omissions of the Employee related to the performance of his duties hereunder to the extent he would have otherwise been entitled to indemnification under the by-laws or charter of the

          Company or any of its subsidiaries or to the extent to which indemnification is to be paid to officers and directors as a matter of law.

          15.  Entire Agreement.
               ----------------

                    This instrument contains the entire agreement of the

          parties relating to the subject matter hereof, and there are no restrictions, agreements, promises, covenants, undertakings,

          representations or warranties with respect to the subject matter


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









          hereof other than those expressly set forth herein and in the following instruments and agreements to which the Company and the

          Employee are parties:  the Recourse Note, the Non-Recourse Note,

          the Convertible Debentures, the Compensation Letter, the Manage-

          ment Subscription Agreement, the Registration Rights Agreement,

          the Stockholders' Agreement and the Pledge Agreement (such instruments and agreements to have the same defined meanings as such instruments and agreements are defined in the Management

          Subscription Agreement).  No modification of this Agreement shall be valid unless in writing and signed by the parties hereto.  The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any subsequent breach of the same or any other term or condition of this Agree-

          ment.

          16.  Severability.
               ------------

                    If any term or provision of this Agreement or the

          application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this

          Agreement, or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.



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







          17.  Injunctive Relief.
               -----------------


                    (a)  The Employee acknowledges and agrees that the

          covenants and obligations contained in Sections 10(a), 10(b) and

          10(c) of this Agreement relate to special, unique and extraordi-

          nary matters and that a violation of any of the terms of such

          Sections will cause the Company irreparable injury for which adequate remedies at law are not available.  Therefore, the

          Employee agrees that the Company shall be entitled to an injunc-

          tion, restraining order, or other equitable relief from any court of competent jurisdiction, restraining the Employee from commit-

          ting any violation of the covenants and obligations set forth in

          Sections 10(a), 10(b) and 10(c) hereof.

                    (b)  The Company's rights and remedies under this

          Section 17 are cumulative and are in addition to any other rights and remedies the Company may have at law or in equity.  In connection with the foregoing provisions of this Section 17, the

          Employee represents that his economic means and circumstances are such that such provisions will not prevent him from providing for himself and his family on a basis satisfactory to him.

          18.  Withholding Taxes.
               -----------------

                    The Company may deduct from any payments to be made

          hereunder any federal, state or local withholding or other taxes which the Company determines it is required to deduct under applicable law.




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                    IN WITNESS WHEREOF, the parties hereto have duly

          executed and delivered this Agreement as of the day, month and year first written above.



          JACK ECKERD CORPORATION


          By: /s/ Stewart Turley
             ___________________________
             Stewart Turley, President



          EMPLOYEE


          /s/ James M. Santo
          ______________________________
          James M. Santo





















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